FROM THE OFFICE OF

                         STANDARD FORM COMMERCIAL LEASE

                                         Member Greater Boston Real Estate Board

1.    PARTIES
      (fill in)         Mahmoud Ketabi, 6 Aspen Ave, Newton,  MA 02166

      LESSOR, which expression shall include heirs, successors, and assigns where the context so admits, does hereby lease to

                        InfoActiv, 202 Union Wharf, Boston, MA 02109

      LESSEE, which expression shall include it's successors, executors, administrators, and assigns where the context so admits, and the LESSEE hereby leases the following described premises:

2.    PREMISES
    (fill in...)

      Unit 208, Union Wharf Condominium containing 2079 square feet..

      together with the right to use in common, with others entitled thereto, the hallways, stairways, and elevators necessary for access to said premises, and lavatories nearest thereto.

3.    TERM
    (fill in)

      The term of this lease shall be for FIVE YEARS commencing on October 1, 1997 and ending on September 30, 2002

4.    RENT
    (fill in)

      The LESSEE shall pay to the LESSOR rent at the rate of $49,896.00* dollars per year payable in advance in monthly installments of $4,158.00 for year one.

* For years 2 through 5, see page 5.

5.    SECURITY DEPOSIT

      Upon the execution of this lease, the LESSEE shall pay to the LESSOR the amount of $4,158.00 dollars, which shall be held as a security for the LESSEE's performance as herein provided and refunded to the LESSEE at the end of this lease subject to the LESSEE's satisfactory compliance with the conditions hereof.

      Lessee pay $5,197.50 as last months rent.

6.    RENT ADJUSTMENT

      If In any tax year commencing with the fiscal year 1998, the real estate taxes on the land and buildings of which the leased premises, are a part, are in excess of the amount of the real estate taxes thereon for the fiscal year 1997 (hereinafter called the "Base Year"). LESSEE will pay to LESSOR as additional rent hereunder when and as designated by notice in writing by LESSOR 100 per cent of such excess that may occur in each year of the term of this lease or any extension or renewal thereof and proportionately for any part of a fiscal year. If the LESSOR obtain an abatement of any such excess real estate tax, a proportionate share of such abatement, less the reasonable fees and costs incurred in obtaining the same. If any, shall be refunded to the LESSEE.

      A.    TAX ESCALATION

            Real estate taxes for fiscal
year 1997 is $7,013.50.

      B.    OPERATING COST ESCALATION

            The LESSEE shall pay to the LESSOR as additional rent hereunder when and as designated by notice in writing by LESSOR, 100 per cent of any increase in operating expenses over those incurred during the calendar year. Operating expenses are defined for this purposes of this agreement as:

      Condominium Fees.
      Operating expenses for 1997 is $7,036.44
      Real estate tax and operating expense escalation invoices are submitted and paid for in January of each year.


      This Increase shall be prorated should this lease be in affect with respect to only a portion of any calendar year.


7. UTILITIES

      The LESSEE shall pay, as they become due, all bills for electricity and other utilities (whether they are used for furnishing heat or other purposes) that are furnished to the leased premises and presently separately metered, and all bills for fuel furnished to a separate tank servicing the leased premises exclusively. The LESSOR agrees to provide all other utility service and to furnish reasonably hot and cold water and reasonable heat and air conditioning* (except to the extent that the same are furnished through separately metered utilities or separate fuel tanks as set forth above) to the leased premises, the hallways, stairways, elevators, and lavatories during normal business hours on regular business days of the heating and air conditioning* seasons of each year, to furnish elevator service and to light passageways and stairways during business hours, and to furnish such cleaning service as is customary in similar buildings in said city or town, all subject to interruption due to any accident to the making of repairs, alterations, or improvements, to labor difficulties, to trouble in obtaining fuel, electricity, service, or supplies from the sources from which they are usually obtained for said building, or to any cause beyond the LESSOR's control.

      LESSOR shall have no obligation to provide utilities or equipment other than the utilities and equipment within the premises as of the commencement date of this lease. In the event LESSEE requires additional utilities or equipment, the installation and maintenance thereof shall be the LESSEE's sole obligation provided that such installation shall be subject to the written consent of the LESSOR.

8.    USE OF LEASED PREMISES
         (fill in)             Office Use

      The LESSEE shall use the leased premises only for the purpose of


9.    COMPLIANCE WITH LAWS

      The LESSEE acknowledges that no trade or occupation shall be conducted in the leased premises or use made thereof which will be unlawful, improper, noisy or offensive or contrary to any law or any municipal by- law or ordinance in force in the city of town in which the premises are situated.

10.   FIRE INSURANCE

      The LESSEE shall not permit any use of the leased premises which will make voidable any insurance on the property of which the leased premises are a part, or on the contents of said property or which shall be contrary to any law or regulation from time to time established by the New England Fire Insurance Rating Association or any similar body succeeding to its powers. The LESSEE shall on demand reimburse the LESSOR and all other tenants, all extra insurance premiums caused by the LESSEE's use of the premises.

11.   MAINTENANCE

      The LESSEE agrees to maintain the leased premises in good condition, damage by fire and other casualty only excepted, and whenever necessary to replace plate glass and other glass therein, acknowledging that the leased premises are now in good order and the glass whole.

      A.    LESSEE'S OBLIGATIONS

            The LESSEE shall not permit the leased premises to be overloaded, damaged, stripped, or defaced, nor suffer any waste. LESSEE shall obtain written consent of LESSOR before erecting any sign on the premises. LESSEE shall provide regular cleaning of the office and maintain all equipment in good working condition.

      B.    LESSOR'S OBLIGATIONS

            The LESSOR agrees to maintain the structure of the building of which the leased premises are a part in the same condition as it is at the commencement of the term or as it may be put in during the term of this lease, reasonable wear and tear, damage by fire and other casualty only excepted, unless such maintenance is required because of the LESSEE or those for whose conduct the LESSEE is legally responsible.

12.   ALTERATIONS - ADDITIONS

      The LESSEE shall not make structural alterations or addition to the leased premises, but may make non-structural alterations provided the LESSOR consents thereto in writing, which consent shall not be unreasonably withhold at delayed. All such allowed alterations shall be at LESSEE's expense and shall be in quality at least equal to the present construction. LESSEE shall nor permit any mechanics' liens, or similar liens, to remain upon the leased premises for labor and material furnished to LESSEE or claimed to have been furnished to LESSEE in connection with work of any character performed or claimed to have been performed at the direction of LESSEE and shall cause any such lien to be released of record forthwith without cost to LESSOR. Any alterations or improvements made by the LESSEE shall become the property of the LESSOR at the termination of occupancy as provided herein.

13.   ASSIGNMENT - SUBLEASING

      The LESSEE shall not assign or sublet the whole or any part of the leased premises without LESSOR'S prior written consent. Notwithstanding such consent, LESSEE shall remain liable to LESSOR for the payment of all rent and for the full performance of the covenants and conditions of this lease.

14.   SUBORDINATION

      This lease shall be subject and subordinate to any and all mortgages, deeds of trust and other instruments in the nature of a mortgage, now or at any time hereafter, a lien or liens on the property of which the leased premises are a part and the LESSEE shall, when requested, promptly execute end deliver such written instruments as shall be necessary to show the subordination of this lease to said mortgages, deeds of trust or other such instruments in the nature of a mortgage.

15.   LESSORS ACCESS

      The LESSOR or agents of the LESSOR may, at reasonable times, enter to view the leased premises and may remove placards and signs not approved and affixed as herein provided, and make repairs and alterations as LESSOR should elect to do and may show the leased premises to others, and at any time within three (3) months before the expiration of the term, may affix to any suitable part of the leased premises a notice for letting or selling the leased premises or property of which the leased premises are a part and keep the same so affixed without hindrance or molestation.

16.   INDEMNIFICATION AND LIABILITY

      The LESSEE shall save the LESSOR harmless from all loss and damage occasioned by the use or escape of water or by the bursting of pipes, as well as from any claim or damage resulting from neglect in not removing snow and ice from the roof of the building or from the sidewalk bordering upon the premises so leased, or by any nuisance made or suffered on the leased premises unless such loss is caused by the neglect of the LESSOR. The removal of snow and ice from the sidewalks bordering upon the leased premises shall be condominium trust responsibility.

17.   LESSEES LIABILITY INSURANCE

      The LESSEE shall maintain with respect to the leased premises and the property of which the leased premises are a part comprehensive public liability insurance in the amount of $1,000,000.00 with property damage insurance in limits of $ 250,000.00 in responsible companies qualified to do business in Massachusetts and in good standing therein insuring the LESSOR as well as LESSEE against injury to persons or damage to property as provided. The LESSEE shall deposit with the LESSOR certificates for such insurance at or prior to the commencement of the term, and thereafter within thirty (30) days prior to the expiration of any such policies. All such insurance certificates shall provide that such policies shall not be cancelled without at least ten (10) days prior written notice to each assured named therein.

18.   FIRE, CASUALTY - EMINENT DOMAIN

      Should a substantial portion of the leased premises or of the property of which they damaged by fire or other casualty, at be taken by eminent domain, the LESSOR may elect to terminate this lease. When such fire, casualty, or taking renders the leased premises substantially unsuitable for their intended use, a just and proportionate abatement of rent shall be made, and the LESSEE may elect to terminate this lease if:

      (a) The LESSOR falls to give written notice within thirty (30) days of intention to restore leased premises; or

      (b) The LESSOR falls to restore the leased premises to a condition substantially suitable for their intended use within ninety (90) days of said fire, casualty or taking.

      The LESSOR reserves, and the LESSEE grants to the LESSOR, all rights which the LESSEE may have for damages or injury to the leased premises for any taking by eminent domain, except for damage to the LESSEE's fixtures, property, or equipment.

19.   DEFAULT AND BANKRUPTCY

      In the event that:

      (a) The LESSEE shall default in the payment of any installment of rent or other sum herein specified and such default shall continue for ten (10) days after written notice thereof; or (b) the LESSEE shall default in the observance or performance of any other of the LESSEE's covenants, agreements, or obligations hereunder and such default shall not be corrected within thirty (30) days after written notice thereof; or (c) The LESSEE shall be declared bankrupt or insolvent according to law, or, if any assignment shall be made of LESSEE's property for the benefit of creditors, then the LESSOR shall have the right thereafter, while such default continues, to re-enter and take complete possession of the leased premises, to declare the term of this lease ended, and remove the LESSEE's effects, without prejudice to any remedies which might be otherwise used for arrears of rent or other default. The LESSEE shall indemnity the LESSOR against all loss of rent and other payments which the LESSOR may incur by reason of such termination during the residue of the term. If the LESSEE shall default after reasonable notice thereof, in the observance or performance of any conditions or covenants on LESSEE'S part to be observed or performed under or by virtue of any of the provisions in any article of this lease, the LESSOR, without being under any obligation to do so and without thereby waiving such default. may remedy such default for the account and at the expense of the LESSEE. If the LESSOR makes any expenditures or incurs any obligations for the payment of money In connection therewith, including but not limited to, reasonable attorney's fees in instituting, prosecuting or defending any action or proceeding such sums paid or obligations insured, with interest at the rate of percent per annum and cost, shall be paid to the LESSOR by the LESSEE as additional rent.

20.   NOTICE

      Any notice form the LESSOR to the LESSEE relating to the leased premises or to the occupancy thereof, shall be deemed duly served. If left at the leased premises addressed to the LESSEE, or if mailed to the leased premises, registered or certified mail, return receipt requested, postage prepaid, addressed to the LESSEE. Any notice from the LESSEE to the LESSOR relating to the leased premises or to the occupancy thereof, shall be deemed duly served, if mailed to the LESSOR by registered or certified mail, return receipt requested, postage prepaid, addressed to the LESSOR at such address as the LESSOR may from time to time advise in writing. All rent notices shall be paid and sent to the LESSOR at 6 Aspen Ave, Newton, MA 02166.

21.   SURRENDER

      The LESSEE shall at the expiration or other termination of this lease remove all LESSEE's goods and effects from the leased premises (including without hereby limiting the generality of the foregoing, all signs and lettering affixed or painted by the LESSEE, either inside or outside the leased premises). LESSEE shall deliver to the LESSOR the leased premises and all keys, locks thereto, and other fixtures connected therewith and all alterations and additions made to or upon the leased premises, in good condition, damage by fire or other casualty only excepted. In the event of the LESSEE's failure to remove any of LESSEE's property from the premises, LESSOR is hereby authorized without liability to LESSEE for loss or damage thereto, and at the sole risk of LESSEE, to remove and store any of the Property at LESSEE's expense, or to retain same under LESSOR's control or to sell at public or private sale, without notice any or all of the property not so removed and to apply the net proceeds of such sale to the payment of any sum due hereunder, or to destroy such property.

22.   BROKERAGE

      The Broker(s) named herein Hunneman & Co. / Caldwell Banker warrant(s) that he (they) is (see) duly licensed as such by the Commonwealth of Massachusetts and join(s) this agreement and become(s) a party hereto insofar as any provisions of this agreement expressly apply to him (them) and to any amendments or modifications of such provisions to which he (they) agree(s) in writing.

      LESSOR agrees to pay the above-named Broker upon the term commencement date a fee for professional Services of Per Agreement or pursuant to Broker's attached commission schedule.


23.   OTHER PROVISIONS

      It is also understood and agreed that

      Samuel D. Cannavo hereby agrees to be personally responsible for payment of rent for a period of six months. The six month period will begin with any default on the part of the Lessee, as defined in Section 19.

InfoActiv will pay an additional $500.00 per month during the first year only for furniture in the front two offices.

RENT                               PER MONTH                          PER YEAR
----                               ---------                          ---------
Second year rent                   $4,677.75                         $56,133.00
Third year                          4,851.00                          58,212.00
Fourth year                         5,024.25                          60,291.00
Fifth year                          5,197.50                          62,370.00

Lessor will provide Lessee with the right to park one vehicle at $200 per month for the first year and thereafter the monthly as set by the Union Wharf Condominium Trust.

IN WITNESS WHEREOF, the said parties hereunto set their hands and seals this day of 2nd day of August, 1997.


----------------------------------------       ---------------------------------
LESSEE      Samuel D. Cannavo                  LESSOR
            Chairman & CEO



----------------------------------------       ---------------------------------
LESSEE   Samuel D. Cannavo, Individually       LESSOR



                             ----------------------------------
                             BROKER(S)